AGREEMENT

TRUST AGREEMENT (hereinafter referred to as "the Agreement") made and entered into this 1st day of August, 1999, by and between MICROAGE, INC. ("the Company") and PRUDENTIAL TRUST COMPANY, a Pennsylvania Corporation ("the Trustee").

WHEREAS, the Company has adopted the non-qualified deferred compensation plan known as MicroAge, Inc. Executive Supplemental Savings Plan ("the Plan"); and

WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan; and

WHEREAS, the Company wishes to establish a trust (hereinafter called "the Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

WHEREAS, it is the intention of the parties hereto that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded Plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan;

NOW, THEREFORE, the parties hereto do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
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SECTION I. ESTABLISHMENT OF TRUST.

(a) The Company will deposit with the Trustee an amount which shall be held in trust and which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Agreement.

(b)  The Trust hereby established shall be irrevocable.

(c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principle of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company.

(e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

(f) The Trust shall at all times be subject to the claims of the Company's general creditors as set forth in Section 3 of this Agreement.

SECTION 2. PAYMENTS BY THE TRUSTEE.

(a) The Company shall deliver to the Trustee instructions acceptable to the Trustee for determining the amounts payable to each Plan participant hereunder (including his or her beneficiaries), the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise

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
     provided herein, the Trustee shall make payments to Plan participants and their beneficiaries in accordance with such instructions. The Trustee shall deduct from each payment under this Agreement, based on information provided to the Trustee by the Company, any federal, state or local withholding or other taxes or charges which the Trustee may be required to deduct under applicable laws.

(b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set forth in the Plan.

(c) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust and any earnings thereon, are not sufficient to make payment of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company in any event in which the principal and earnings are not sufficient.

(d) Notwithstanding any provision of this agreement to the contrary, if at any time the Trust is finally determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust", with the result that the income of the Trust is not treated as income of the Company pursuant to Sections 671-679 of the Code, or if a tax is finally determined by the IRS to be payable by Plan participants or their beneficiaries with respect to the vested interest in the entire value of the accounts maintained under the Trust prior to the final distribution of the assets of such accounts to such Plan participants or their beneficiaries, then the Trust shall immediately continue to hold the assets in the Trust pending further instruction from the Company.

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
SECTION 3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO TRUST BENEFICIARY WHEN
           COMPANY IS INSOLVENT.

(a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries, as provided in 2(d) hereof, if the Company is Insolvent. The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee, in writing, of the Company's Insolvency. If the Trustee receives a written allegation that the Company has become Insolvent, the Trustee shall contact the Company and the Company shall have the duty to verify whether or not such allegation is true. Pending such confirmation, the Trustee shall discontinue payment of benefits to Plan participants and their beneficiaries, shall hold the Trust assets for the benefit of the Company's general creditors, and shall resume payment of benefits to Plan participants and their beneficiaries only after the Trustee is informed by the Company that it is not Insolvent or after receipt of an order of a court of competent jurisdiction. In performing its duties hereunder, the Trustee may rely on a letter from the Company's independent auditors as to the Company's financial status or upon the representation of the Board of Directors and the Chief Executive Officer of the Company. Prior to receipt of such notice from the Company or a written allegation from a creditor of the Company, the Trustee shall have no duty to inquire whether the Company is Insolvent and may rely on information concerning the Company's solvency which has been furnished to the Trustee by any person. Nothing in this Agreement shall in any way diminish any rights of Plan participants and their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits payable hereunder.

     The Company shall be considered "Insolvent" for purposes of this Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, or (iii) the Company is determined to be Insolvent by any applicable federal and/or state regulatory agency which has jurisdiction in such determination.

(b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of the general creditors of the Company under applicable federal and state law as set forth below.

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
(c) Provided there are sufficient assets, if the Trustee discontinues payment of benefits from the Trust pursuant to Section (a) above and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due Plan participants and their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants and their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

SECTION 4. PAYMENTS TO COMPANY.

     Except as provided in Section 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

SECTION 5. INVESTMENT AUTHORITY.

(a) The Trustee shall hold, invest and re-invest the assets of the Trust solely in accordance with the investment directions provided by the Company; provided, however, that the Trustee may, in its discretion, delegate any custodial responsibility under this Agreement to a corporate trustee or insurance company.

(b) The Company shall be responsible for transmitting to the Trustee written instructions for the investment and reinvestment of the principal and income of the Trust in such shares and proportions as the Company, in its discretion, and pursuant to the investment directions of the Plan participants, shall deem advisable.

(c) The Company shall have the right and power at any time and from time to time to direct the Trustee to (i) to enter into one or more contracts with any one or more legal reserve life insurance companies, (ii) to transfer to such insurance company such portion of the Trust Fund in accordance with the terms of any such contract, and (iii) to hold any such contract as part of the Trust until directed otherwise by the Company. The Company shall have the right and power at any time and from time to time, in its sole discretion, to direct the Trustee to (i) request any information from any such insurance company necessary or appropriate to perform its duties under

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
     this Agreement, or (ii) amend, modify or terminate any such contract. The Trustee shall not exercise any of the foregoing powers, rights or privileges except at the direction of the Company. In all respects any insurance company issuing any contract as described above shall deal with the Trustee as the absolute owner of any such contract and shall not be required to inquire as to the authority of the Trustee to act with regard to such contract. Any such insurance company may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee which is signed by an officer of the Trustee.

(d) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. The Trustee may vote any corporate stock belonging to the Trust and to give proxies or general or limited powers of attorney for the purpose of such voting to other persons, with or without power of substitution; provided that the Trustee shall vote stock of the Company only as directed by the Company.

(e) The Company shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person acting in a fiduciary capacity.

SECTION 6. DISPOSITION OF INCOME.

During the term of this Agreement, all income received by the Trust, net of expenses and taxes, shall be accumulated and re-invested unless otherwise directed by the Company.

SECTION 7. ACCOUNTING BY TRUSTEE.

The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 30 days following the close of each calendar year and within 30 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it

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
including a description of all securities and investments purchased and sold with the cost of net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

SECTION 8. POWERS AND RESPONSIBILITIES OF THE TRUSTEE.

(a) The Trustee shall have no authority, control or responsibility with respect to the Plan or Trust other than as specifically set forth in this Agreement.

(b) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Agreement and is given in writing by the Company. In the event of a dispute between the Company and a third party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

(c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

(d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(e) The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if any insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

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
(f) However, notwithstanding the provisions of Section 8(e) above, the Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

(g)  Notwithstanding  any powers  granted to the Trustee  pursuant to this Trust
     Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

SECTION 9. TAXES, EXPENSES AND COMPENSATION.

(a) The Company shall from time to time pay taxes of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the Trust, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust are not paid by the Company, the Trustee shall pay such taxes out of the Trust. The Trustee may contest the validity of taxes, at the direction of, and in any manner deemed appropriate by, the Company or its counsel, but only at Company expense and only if it has received an indemnity bond or other security satisfactory to it to pay such expenses. Alternatively, the Company itself may contest the validity of any such taxes.

(b) The Company shall pay the Trustee such reasonable compensation for its services as may be agreed upon in writing from time to time by the Company and the Trustee. The Company shall also pay the reasonable expenses incurred by the Trustee in the performance of its duties under this Agreement, including brokerage commissions and fees of counsel engaged by the Trustee pursuant to section (a) above. Such compensation and expenses shall be charged against and paid from the Trust to the extent the Company does not pay such compensation.

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
SECTION 10. RESIGNATION AND REMOVAL OF TRUSTEE.

(a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days following receipt of such notice unless the Company and the Trustee agree otherwise.

(b) The Trustee may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustee.

(c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

(d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 10 hereof, by the effective date of resignation or removal under paragraph(s) (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

SECTION 11. APPOINTMENT OF SUCCESSOR.

(a) If the Trustee resigns or is removed in accordance with Section 9(a) or 9(b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, which shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets or shall make the Trust revocable. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

(b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets subject to Sections 6 and 7 hereof. The successor Trustee shall not be responsible for, and the Company shall indemnify and defend the successor Trustee, from

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
     any claim or liability resulting from any actions or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

SECTION 12. AMENDMENT OR TERMINATION.

(a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

(b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

(c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

SECTION 13. INDEMNIFICATION.

In consideration of the Trustee's agreeing to enter into this Agreement, the Company hereby agrees to hold harmless Prudential Trust Company, individually and as Trustee under said Agreement, and its directors, officers, employees, from and against all amounts, including without limitation taxes, expenses, liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Prudential Trust Company, individually or as Trustee, or its directors, officers, or employees, (i) as a direct or indirect result of anything done in good faith, or alleged to have been done, by or on behalf of the Prudential Trust Company in reliance upon the directions of the Company or any person or committee authorized to act on behalf of the Company, or anything omitted to be done in good faith, or alleged to have been omitted, in the absence of such directions, (ii) as a direct or indirect result of the failure of the Company or any person or committee to adequately, carefully or diligently discharge its responsibilities under the Plan, this Agreement, or applicable Department of Labor or Treasury regulations or rulings, or (iii) if the Trustee is named as a defendant in any lawsuit or other proceeding involving the Plan or the Fund for any reason including, without limitation, an alleged breach by the

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Trustee of its responsibilities under this Agreement,  unless the final judgment entered  in the  lawsuit  or  proceeding  holds  the  Trustee  guilty  of  gross
negligence,   willful   misconduct,   or  an  intentional  breach  of  fiduciary
responsibility under ERISA. If the final judgment holds the Trustee guilty of gross negligence, willful misconduct, or an intentional breach of fiduciary responsibility under ERISA, the Company hereby agrees to indemnify the Trustee only against liability in excess of the Trustee's allocable share of such liability. The Company further agrees that the undertaking made by it in this Agreement shall be binding on its successors or assigns and shall survive termination, amendment or restatement of this Agreement, or the resignation or removal of the Trustee.

If the Trustee undertakes or defends any litigation arising in connection with the Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto, and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a timely manner, the Trustee may obtain payment from the Trust.

SECTION 14. MISCELLANEOUS.

(a)  Any  provision  of  this  Trust  Agreement   prohibited  by  law  shall  be
     ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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IN WITNESS WHEREOF,  this Agreement has been duly executed by the parties hereto as of the day and year set forth on the first page hereof.


                                        MICROAGE, INC.

                                        By:      _____________________________
                                        Title:

                                        Date:    _____________________, 19____

ATTEST

By:      _______________________
         Title:




                                        PRUDENTIAL TRUST COMPANY

                                        By:      _____________________________
                                        Title:

                                        Date:    _____________________, 19____

ATTEST

By:      _______________________
         Title:

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